UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 26, 2021
ThredUp Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-40249	26-4009181
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

969 Broadway, Suite 200 Oakland, California	94607
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (415) 402-5202
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	TDUP	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02      Results of Operations and Financial Condition.
On July 26, 2021, ThredUp Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-1 containing a preliminary prospectus (the “Preliminary Prospectus”) in connection with a proposed public offering of the Company’s Class A common stock. The Preliminary Prospectus contains certain preliminary and unaudited estimates of selected financial and other data for the quarter ended June 30, 2021. Such estimated preliminary results are furnished under the heading “Recent Developments—Estimated Preliminary Results for the Quarter Ended June 30, 2021 (unaudited)” in the excerpts from the Preliminary Prospectus attached as Exhibit 99.1 to this Current Report on Form 8-K.
The unaudited selected financial and other data for the quarter ended June 30, 2021 reflects the Company’s preliminary estimates with respect to such results based on currently available information, is not a comprehensive statement of its financial results and is subject to completion of its financial closing procedures. The Company’s financial closing procedures for the quarter ended June 30, 2021 are not yet complete and, as a result, its actual results may differ materially from these estimates. The preliminary estimates have been prepared by, and are the responsibility of, management. KPMG LLP, the Company’s independent registered public accounting firm, has not audited, reviewed, compiled or performed any procedures with respect to the preliminary financial information. Accordingly, KPMG LLP does not express an opinion or any other form of assurance with respect thereto. The preliminary estimates should not be viewed as a substitute for the Company’s full interim or annual financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Further, the preliminary estimated results are not necessarily indicative of the results to be expected any future period as a result of various factors.
The information provided in this Item 2.02 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 8.01      Other Events.
On July 26, 2021, the Company filed a registration statement on Form S-1 containing the Preliminary Prospectus with the SEC in connection with a proposed public offering of the Company’s Class A common stock. The Preliminary Prospectus contains an updated description of certain aspects of the Company’s business and additional risk factors. Accordingly, the Company is filing this information with this Current Report on Form 8-K for the purpose of updating the description of certain aspects of its business and its risk factors from the disclosure contained in the Company’s prior filings with the SEC, including the Company’s most recent Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2021, filed with the SEC on May 13, 2021. The updated disclosure is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference, except for the portion of the disclosure entitled “Recent Developments—Estimated Preliminary Results for the Quarter Ended June 30, 2021 (unaudited)” and the information related thereto, which shall not be deemed “filed” and are not incorporated herein by reference.
On July 26, 2021, the Company issued a press release announcing that it had commenced a proposed public offering of the Company’s Class A common stock. A copy of this press release is attached hereto as Exhibit 99.2, and the information contained therein is incorporated herein by reference.
Item 9.01      Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Updated Business Disclosure and Risk Factors from Preliminary Prospectus dated July 26, 2021.
99.2	Press Release, dated July 26, 2021.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THREDUP INC.

Date: July 26, 2021	By:	/s/ Sean Sobers
Sean Sobers Chief Financial Officer